Advances to suppliers	12 Months Ended
Jun. 30, 2012
Advances To Suppliers Disclosure [Abstract]
Advances to suppliers

Note 7 – Advances to suppliers

Advances to suppliers are monies deposited with or advanced to unrelated vendors for future inventory purchases, which consist mainly of raw coal purchases. Most of the Company’s vendors require a certain amount of funds to be deposited with them as a guarantee that the Company will receive its purchases on a timely basis and with favorable pricing.

Advances to suppliers as of June 30, 2012 and 2011 amounted to $12,267,806 and $8,994,833, respectively. For the year ended June 30, 2012, the Company wrote off $127,130 in uncollectible advances to suppliers.